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                                                                    EXHIBIT 23.1


                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-64609 and 333-76431) of Meade Instruments Corp. of our report dated April 21, 1999 appearing on page F-1 of this Form 10-K.


/s/ PricewaterhouseCoopers LLP

Costa Mesa, California
May 26, 1999